                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              DISCREET LOGIC INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                              DISCREET LOGIC INC.
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

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                              DISCREET LOGIC INC.

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 20, 1997
                      SOLICITED BY THE BOARD OF DIRECTORS



              The undersigned shareholder of Discreet Logic Inc., a Quebec corporation (the "Corporation"), hereby acknowledges receipt of the
  P Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 24, 1997, and hereby appoint Richard J. Szalwinski and Francois
  R Plamondon, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the
  O undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Corporation to be held at the Museum of Contemporary
  X Art, 185 St. Catherine Street West, Montreal, Canada H2X 1Z8 on November 20, 1997 at 9:00 a.m., local time, and at any adjournment or adjournments
  Y thereof, and to vote all Common Shares of the Corporation of which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters which may properly come before the Meeting or any adjournment or adjournments thereof.

                                                                  _____________
                                                                   SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
                                                                  _____________






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[X] Please mark
    votes as in
    this example.

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    1. To elect three (3) Directors to serve for a two-year term as Class I Directors.

       CLASS I NOMINEES: Richard J. Szalwinski, Thomas Cantwell
                         and Pierre Desjardins

                         [_] FOR ALL     [_] WITHHELD
                             NOMINEES        FROM ALL
                                             NOMINEES

                         [_] ______________________________________
                             For all nominees except as noted above


                                         FOR    AGAINST    ABSTAIN

    2. To approve an amendment to the    [_]      [_]        [_]
       Corporation's 1994 Amended and
       Restated Restricted Stock and
       Stock Option Plan to reserve an
       additional 2,000,000 shares of
       Common Stock for issuance
       thereunder.

                                         FOR    AGAINST    ABSTAIN

    3. To appoint the firm of Arthur     [_]      [_]        [_]
       Andersen & Cie as independent
       accountants for the fiscal year
       ending June 30, 1998 and to
       authorize the Board of Directors
       to fix their renumeration.

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [_]

    The parties agree that this proxy and the documents relating hereto be drawn up only in the English language. Les parties conviennent que cette procuration et les documents qui s'y rapportent soient rediges uniquement en langue anglaise.

    (This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


    Signature:___________________________________ Date:______________


    Signature:___________________________________ Date:______________